                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange act of 1934

       Date of Report (Date of earliest event reported): November 21, 2000


                             MPM TECHNOLOGIES, INC.
        (Exact Name of Small Business Issuer as specified in its Charter)


         Washington                    0-14910                  81-0436060
-------------------------------       -----------        ----------------------
(State or other jurisdiction of       (Commision             (I.R.S. Employer
incorporation or organization)        File Number        (Identification Number)

     222 W. Mission Ave.
          Suite 30
         Spokane, WA                                               99201
     ---------------------                                       ---------
     (Address of principal                                       (Zip Code)
      executive offices)


Issuers's telephone number, including area code:  509-326-3443



Item 4.  Changes in Registrant's Certifying Accountant

On November 17, 2000, the Registrant was notified that its certifying accounting firm, BDO Seidman, LLP had resigned. The accountants' report on the financial statements for the past two years expressed an unqualified opinion on those financial statements. During the two most recent fiscal years and the subsequent interim period, there were no disagreements with the former accounting firm on any matter of accounting principles or practices, financial disclosure, or auditing scope of procedure. BDO Seidman, LLP did not review the financial statements included in the Registrant's September 30, 2000 Form 10-QSB.

The registrant will authorize the former accounting firm to respond fully to the inquiries of the successor accounting firm regarding the resignation.

                                   SIGNATURES


                                                 MPM TECHNOLOGIES,  INC.




                                            By     /s/ Robert D. Little
                                                 -----------------------------
                                                      Robert D. Little
                                                    Corporate Secretary